Q1 2018 EARNINGS CALL PRESENTATION February 8, 2018 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2018 first quarter.

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft – Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “achieve,” “address,” “assess,” “assume,” “believe,” “broaden,” “continue,” “design,” “develop,” “deliver,” “drive,” “enhance,” “estimate,” “expand,” “execute,” “expect,” “focus,” “future,” “goal,” “grow,” “impact,” “improve,” “increase,” “initiate,” “opportunity,” “optimize,” “outlook,” “plan,” “proceed,” “reduce,” “sustain,” “target,” “to be,” “trend,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. tax law; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Proprietary Visit www.wescoair.com Overview 3 Wesco Aircraft – Investor Relations Encouraging Q1 results – net sales and income from operations improved from Q4 2017 Net loss due to new tax legislation; adjusted net income* improved sequentially Improvement plan initiatives leading to better operating and financial performance Progress is encouraging, but more work is needed to sustain improved performance Business assessment validating scope, impact and timing of plan initiatives in key areas * See appendix for reconciliation and information regarding non-GAAP measures.

Procurement Inventory Management Greater Efficiency Reduce Costs Customer Service On-Time Delivery Profitable Growth Improve Margins FOCUS Improvement Plan Update 4 Wesco Aircraft – Investor Relations Wesco Aircraft Proprietary Visit www.wescoair.com

Wesco Aircraft Proprietary Visit www.wescoair.com Improvement Plan Update 5 Wesco Aircraft – Investor Relations Solid growth in Q1 sales – increases in hardware and chemicals Average daily sales continued to improve – both contract and ad-hoc sales higher Continued awards for new business and renewal of long-term contracts Invested in inventory to provide more parts for ad-hoc sales and support contracts More SKUs on long-term agreements; developing more sophisticated inventory management tools Maintained on-time delivery and efficiency metrics at high rates Process improvements expanded to additional sites; increased commodities at certain sites Managed expenses tightly; more work needed to drive greater efficiencies Focused on optimizing cost structure through initiatives

Improvement Process Timeline Information is Wesco Aircraft Proprietary and Confidential 6 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q2 2017 Q4 2018 VALIDATING SCOPE, IMPACT AND TIMING OF KEY INITIATIVES; PROJECT EXECUTION LEADERSHIP CHANGE NEW FOUNDATION EXECUTE NEAR-TERM ACTIONS; DEVELOP MEDIUM-TERM INITIATIVES BROADER BUSINESS REVIEW NEW ORGANIZATIONAL DESIGN EXECUTE IMPROVEMENT PLAN DEVELOP IMPROVEMENT PLAN

Wesco Aircraft Proprietary Visit www.wescoair.com Business Assessment Update 7 Wesco Aircraft – Investor Relations Comprehensive review of business designed to identify areas of further improvement Findings reinforce belief that significant opportunities exist to reduce costs and enhance margins Taking action to streamline, improve process, optimize footprint, enhance pricing and sourcing Approach consistent with desire to be closer to customers and empower employees Execution of near-term actions underway; continuing to assess more complex initiatives More information to be provided with Q2 2018 results

Wesco Aircraft Proprietary Visit www.wescoair.com Net Sales Summary 8 Wesco Aircraft – Investor Relations $339.4 $361.6 $363.1 Q1 2017 Q4 2017 Q1 2018 Net Sales ($M) Net sales increase of $24M (+7%) year/year Long-term contract sales increase of $22M (+8%) due to:  High-single-digit growth in chemical products  Mid-single-digit growth in hardware contracts  Chemical and hardware contract growth reflects new business and higher volume on existing contracts Ad-hoc sales increase of $2M – improved performance and growth at key customers driving higher ordering

Financial Summary

Wesco Aircraft – Investor Relations

Wesco Aircraft®

(Dollars in Millions, Except Per Share Data)	Q1 2017	Q4 2017	Q1 2018
Net sales	$339.4	$361.6	$363.1
Income from operations	$26.3	$20.0	$24.6
Operating margin	7.7%	5.5%	6.8%
Net income (loss)	$13.1	$(38.3)	$(0.4)
Diluted earnings (loss) per share	$0.13	$(0.39)	$ (0.00)
Adjusted net income*	$18.5	$8.4	$14.5
Adjusted diluted earnings per share*	$0.19	$0.08	$0.15
Adjusted EBITDA*	$34.3	$30.4	$35.0
Adjusted EBITDA margin*	10.1%	8.4%	9.6%

* See appendix for reconciliation and information regarding non-GAAP measures.

First Quarter Commentary

Operating margin lower year/year due to higher SG&A and lower gross margin; sequential improvement from higher gross margin

Gross margin lower year/year primarily due to sales mix changes and shifts within chemical portfolio; hardware margins stable

Sequential increase in gross margin primarily due to claims provision and inventory adjustments in Q4 2017; product margins stable

SG&A higher year/year reflecting investments made in 2H 2017 to stabilize business and support growth, consulting costs in Q1 2018 associated with improvement initiatives

Higher sequential SG&A primarily due to consulting costs

Income tax expense includes estimated impact of $9.1M from Tax Cuts and Jobs Act

Effective tax rate for fiscal 2018 estimated to be 28-29%

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At Period End (Dollars in Millions) Dec 31, 2016 March 31, 2017 June 30, 2017 Sept 30, 2017 Dec 31, 2017 Cash and cash equivalents $51.2 $54.0 $57.1 $61.6 $41.9 Accounts receivable, net 247.3 266.7 264.0 256.3 253.6 Net inventory 751.7 774.4 802.7 827.9 856.3 Accounts payable 173.1 181.2 175.8 184.3 161.7 Total debt 843.2 855.3 861.1 863.8 877.7 Stockholders’ equity 889.7 916.0 687.8 649.7 652.4 Wesco Aircraft Proprietary Visit www.wescoair.com Balance Sheet Summary 10 Wesco Aircraft – Investor Relations

Quarter Ended (Dollars in Millions) Dec 31, 2016 March 31, 2017 June 30, 2017 Sept 30, 2017 Dec 31, 2017 Net income (loss) $13.1 $17.4 $(229.6) $(38.3) $(0.4) Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities 14.6 13.8 261.8 56.3 15.7 Changes in assets and liabilities (55.8) (36.9) (31.3) (12.1) (45.2) Net cash (used in) provided by operating activities (28.1) (5.7) 0.9 5.9 (29.9) Purchase of property and equipment (1.3) (2.9) (2.6) (2.1) (1.3) Free cash flow (29.4) (8.6) (1.7) 3.8 (31.2) Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 11 Wesco Aircraft – Investor Relations

Wesco Aircraft Proprietary Visit www.wescoair.com Fiscal 2018 Outlook 12 Wesco Aircraft – Investor Relations Better execution – operational improvements delivering better financial results More work needed to sustain and broaden improvement Maintaining fiscal 2018 outlook – targeting year-over-year percentage increases in:  Net sales: low single-digit – primarily through new business ramp up and ad-hoc sales growth  Adjusted EBITDA: low double-digit – higher sales and gross margin, stable SG&A as a percent of sales Still expect to end fiscal year at adjusted EBITDA margin run-rate of more than 10%

APPENDIX

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 14 Wesco Aircraft – Investor Relations ‘‘Adjusted Net Income’’ represents Net (Loss) Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net (Loss) Income before: (i) income tax (benefit) provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information - Adjusted Net Income and
Adjusted Earnings Per Share (UNAUDITED)
(Dollars in thousands, except share data)

	Three Months Ended		
	December 31, 2016	September 30, 2017	December 31, 2017
Net Sales	$ 339,371	$ 361,552	$ 363,091
Adjusted Net Income			
Net income (loss)	$ 13,107	$ (38,287)	$ (374)
Amortization of intangible assets	3,721	3,753	3,714
Amortization of deferred financing costs	3,202	1,007	1,508
Special items [(1)]	1,015	2,788	2,914
Adjustments for tax effect [(2)]	(2,547)	39,128	6,696
Adjusted net income	$ 18,498	$ 8,389	$ 14,458
Adjusted Basic Earnings Per Share			
Weight-average number of basic share outstanding	98,319,926	98,906,379	99,096,914
Adjusted net incomer per basic share	$ 0.19	$ 0.08	$ 0.15
Adjusted Diluted Earnings Per Share			
Weight-average number of diluted shares outstanding	98,821,794	98,906,379	99,096,914
Adjusted net income per diluted shares	$ 0.19	$ 0.08	$ 0.15

[(1)] Special items in the first quarter of fiscal 2017 consisted of business realignment and other expenses of $1.0 million. Special items in the fourth quarter of fiscal 2017 consisted of severance, business realignment and other expenses of $2.8 million. Special items in the first quarter of fiscal 2018 consisted of consulting fees associated w ith the company's improvement initiatives of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million.

[(2)] The adjustments for tax effect in the fourth quarter of fiscal 2017 included $37.5 million tax provision for accumulated foreign earnings and a $4.3 million tax provision for other discrete tax items. The adjustments for tax effect in the first quarter of fiscal 2018 included an estimated $9.1 million tax provision on foreign earnings as a transition tax under the Tax Cuts and Jobs Act.

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Non-GAAP Financial Information 16 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations December 31, September 30, December 31, 2016 2017 2017 EBITDA and Adjusted EBITDA Net income (loss) 13,107$ (38,287)$ (374)$ Provision for Income taxes 2,364 48,045 13,368 Interest expense, net 11,073 10,292 11,838 Depreciation and amortization 6,729 7,540 7,256 EBITDA 33,273 27,590 32,088 Special items (1) 1,015 2,788 2,914 Adjusted EBITDA 34,288$ 30,378$ 35,002$ Adjusted EBITDA margin 10.1% 8.4% 9.6% (1) Special items in the first quarter of fiscal 2017 consisted of business realignment and other expenses of $1.0 million. Special items in the fourth quarter of fiscal 2017 consisted of severance, business realignment and other expenses of $2.8 million. Special items in the first quarter of fiscal 2018 consisted of consulting fees associated with the company’s improvement initiatives of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million. Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA (UNAUDITED) (Dollars In thousands) Three Months Ended

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